 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(202) 800-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2015 (the “Meeting Date”), the stockholders of Global Defense & National Security Systems, Inc. (“GDEF” or the “Company”) approved an amendment to its amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”). The Company’s existing amended and restated certificate of incorporation on the Meeting Date (the “Prior Charter”) provided that a business combination could not be consummated if the Company’s net tangible assets were less than $5,000,001 upon such consummation. The Amended and Restated Certificate of Incorporation clarifies that this test is required to be satisfied in connection with the Business Combination (as defined below) immediately prior to closing such transaction. Additionally, the Prior Charter provided that prior to the Company’s initial business combination, it could not issue any (1) shares of common stock of GDEF, $0.0001 par value per share (“GDEF Common Stock”) or any securities convertible into GDEF Common Stock (other than working capital loans which are not convertible until after GDEF’s initial business combination) or (2) securities that participate in any manner in the proceeds of the Company’s trust account, or that vote on the business combination as a class with the shares sold in the Company’s initial public offering. The Amended and Restated Certificate of Incorporation allows GDEF to issue GDEF Common Stock (or securities convertible into GDEF Common Stock) immediately prior to the consummation of a business combination, provided that such stock does not (1) participate in any manner in the proceeds of the Company’s trust account or (2) vote on the Business Combination.

A copy of the Amended and Restated Certificate of Incorporation is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference, and the description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference thereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 13, 2015, GDEF held the Special Meeting in lieu of the 2015 annual meeting of the stockholders of GDEF to (a) consider and vote upon a proposal to approve and adopt the stock purchase agreement, dated as of June 8, 2015, by and among GDEF, STG Group, Inc. (“STG”), the stockholders of STG, Global Defense & National Security Holdings LLC and Simon S. Lee, as Stockholders’ Representative (the “Purchase Agreement”) and the transactions contemplated thereby, (b) consider and vote on an amendment to the Company’s amended and restated certificate of incorporation, to be effective prior to the previously announced business combination with STG (the “Business Combination”), to clarify the application of the net tangible assets requirement with respect to a proposed business combination (the “Pre-Business Combination Net Tangible Asset Charter Proposal”); (c) consider and vote on an amendment to the Company’s amended and restated certificate of incorporation, to be effective prior to the Business Combination, to allow GDEF to issue Common Stock (or securities convertible into Common Stock) immediately prior to the consummation of the Business Combination, provided that such stock does not (1) participate in any manner in the proceeds of the Company’s trust account, or (2) vote on the Business Combination (the “Pre-Business Combination Equity Issuance Charter Proposal”); (d) consider and vote on an amendment to the Company’s amended and restated certificate of incorporation, to be effective upon the consummation of the Business Combination, to, among other things, (1) provide that the Company’s board of directors shall be divided into three classes; (2) delete certain sections of the Company’s amended and restated certificate of incorporation that are only applicable to prior to its consummation of an initial business combination; (3) provide that no action required or permitted at any meeting of stockholders may be taken by written consent without meeting; and (4) provide that the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the shares shall be required to amend, alter, repeal or adopt any provision inconsistent with certain sections of the Charter (the “Post-Business Combination Charter Proposal”); (e) consider and vote on an amendment to the Company’s amended and restated certificate of incorporation, to be effective upon the completion of the Business Combination, to delete certain provisions of the Company’s amended and restated certificate of incorporation that limited its corporate purpose in the event it did not complete an initial business combination by its termination date (the “Corporate Purpose Charter Proposal”); (f) elect five directors to serve on GDEF’s board of directors, to be effective upon the consummation of the Business Combination; (g) consider and vote on a proposal to approve and adopt the Global Defense & National Security Systems, Inc. 2015 Omnibus Incentive Plan, an equity-based incentive plan to be effective upon the consummation of the Business Combination (the “Incentive Plan Proposal”), and (h) consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

There were 5,539,930 shares of Common Stock issued and outstanding on the record date for the Special Meeting. At the Special Meeting there were 5,275,015 shares voted by proxy or in person. The results for each matter were as follows:

•	GDEF’s stockholders approved and adopted the Purchase Agreement and the transactions contemplated thereby, based on the following votes:

Votes FOR	Votes AGAINST	Abstain
4,598,665	676,350	0

•	GDEF’s stockholders approved and adopted the Pre-Business Combination Net Tangible Asset Charter Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain
4,559,122	676,350	39,543

•	GDEF’s stockholders approved and adopted the Pre-Business Combination Equity Issuance Charter Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain
4,559,122	676,350	39,543

•	GDEF’s stockholders approved and adopted the Post-Business Combination Charter Proposal, to be effective upon the consummation of the Business Combination, based on the following votes:

Votes FOR	Votes AGAINST	Abstain
4,559,122	676,350	39,543

•	GDEF’s stockholders approved and adopted the Corporate Purpose Charter Proposal, to be effective upon the consummation of the Business Combination, based on the following votes:

Votes FOR	Votes AGAINST	Abstain
4,559,122	676,350	39,543

•	GDEF’s stockholders elected five nominees to the board of directors, to be effective upon the consummation of the Business Combination, based on the following votes:

Hon. David C. Gompert:

Votes FOR	Votes WITHHELD
5,275,015	0

Vice Admiral (ret.) Robert B. Murrett:

Votes FOR	Votes WITHHELD
5,275,015	0

Hon. Ronald R. Spoehel:

Votes FOR	Votes WITHHELD
5,275,015	0

Damian Perl:

Votes FOR	Votes WITHHELD
5,275,015	0

Simon S. Lee:

Votes FOR	Votes WITHHELD
4,598,665	676,350

•	GDEF’s stockholders approved and adopted the 2015 Omnibus Incentive Plan, to be effective upon the consummation of the Business Combination, based on the following votes:

Votes FOR	Votes AGAINST	Abstain
4,559,122	676,350	39,543

•	GDEF’s stockholders approved the Adjournment Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain
4,559,122	676,350	39,543

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1*	Amended and Restated Certificate of Incorporation of Global Defense & National Security Systems, Inc.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

By:	/s/ Frederic Cassis
Name:	Frederic Cassis
Title:	Secretary

Date: November 19, 2015

EXHIBIT INDEX

3.1*	Amended and Restated Certificate of Incorporation of Global Defense & National Security Systems, Inc.

* Filed herewith.